Provisions	6 Months Ended
Jun. 30, 2022
Text block [abstract]
Provisions
10. Provisions

	June 30, 2022 £’000	December 31, 2021 £’000
Provision for deferred cash consideration	4,334	4,123

Total	4,334	4,123

Current	2,945	2,803
Non-current	1,389	1,320
The deferred cash consideration is the estimate of the quantifiable but not certain future cash payment obligations due to AstraZeneca for the acquisition of certain assets. This provision is calculated as the risk adjusted net present value of future cash payments to be made by the Company. The payments are dependent on reaching certain milestones based on the commencement and outcome of clinical trials. The likelihood of achieving such milestones is reviewed at the balance sheet date and increased or decreased as appropriate (see Note 8).